UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
 ____________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 4, 2020

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PLAYA HOTELS & RESORTS N.V.
(Exact Name of Registrant as Specified in Charter)

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The	Netherlands	1-38012	98-1346104
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(IRS Employer Identification Number)

Prins Bernhardplein 200
1097 JB	Amsterdam,	the	Netherlands	Not Applicable
(Address of Principal Executive Offices)				(Zip Code)
Registrant’s telephone number, including area code: Tel: +31 20 571 12 02
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Ordinary Shares, €0.10 par value	PLYA	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.02 Results of Operations and Financial Condition.
On November 4, 2020, Playa Hotels & Resorts N.V. (“Playa” or the “Company”) issued a press release reporting the Company’s financial results for the three and nine months ended September 30, 2020. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information in this Item 2.02 (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description

99.1	Press release dated November 4, 2020 announcing the Company’s financial results for the three and nine months ended September 30, 2020.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL Document

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAYA HOTELS & RESORTS N.V.

Date:	November 4, 2020	By:	/s/ Ryan Hymel
Ryan Hymel
Chief Financial Officer